Exhibit 10.2

SENSUS HEALTHCARE, LLC

2013 OPTION PLAN

SENSUS HEALTHCARE, LLC

2013 OPTION PLAN

1.           Establishment, Effective Date and Term.

Sensus Healthcare, LLC, a Delaware limited liability company (the “Grantor”), hereby establishes the Sensus Healthcare, LLC 2013 Option Plan. The Effective Date of the Plan shall be the date that the Plan is approved by the Grantor (October 10, 2013) in accordance with the laws of the State of Delaware and the LLC Agreement. Unless earlier terminated pursuant to Section 16(i) hereof, the Plan shall terminate on the tenth anniversary of the Effective Date. Unless defined herein, capitalized terms used herein are defined in Appendix A attached hereto.

2.           Purpose.

The purpose of the Plan is to enable the Company to attract, retain, reward and motivate Eligible Individuals by providing them with an opportunity to acquire or increase a proprietary interest in the Grantor and to incentivize them to expend maximum effort for the growth and success of the Company, so as to strengthen the mutuality of the interests between Eligible Individuals and Members of the Grantor.

3.           Eligibility.

Options may be granted under the Plan to any Eligible Individual, as determined by the Committee from time to time pursuant to the terms of the Plan.

4.           Administration and Grant of Awards.

(a)           General. The Committee shall have the power and authority to grant Options under the Plan. The Plan shall be administered by the Committee, which shall have the full power and authority to take all actions, and to make all determinations not inconsistent with the specific terms and provisions of the Plan and deemed by the Committee to be necessary or appropriate to the administration of the Plan, any Option granted or any Option Agreement entered into hereunder. The Committee may correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any Option Agreement in the manner and to the extent it shall deem expedient to carry the Plan into effect as it may determine in its sole discretion. The Committee may, if it so determines in its sole discretion, (i) accelerate the vesting and/or exercisability of any Option granted hereunder and (ii) extend the term of any Option to the earlier of (A) the latest date the Option could have expired under its original terms or (B) 10 years from the Grant Date. The decisions by the Committee shall be final, conclusive and binding. Any exercise by the Committee of its power, authority and discretion hereunder must be ratified by the majority of its members.

(b)           Delegation to Officers or Employees. The Committee may designate officers or employees of the Company to assist the Committee in the administration of the Plan. The Committee may delegate authority to officers or employees of the Company to grant Options and execute Option Agreements or other documents on behalf of the Company in connection with the administration of the Plan, subject to whatever limitations or restrictions the Committee may impose and in accordance with applicable law and the LLC Agreement.

(c)           Designation of Advisors. The Committee may designate professional advisors to assist the Committee in the administration of the Plan. The Committee may employ such legal counsel, consultants, and agents as it may deem desirable for the administration of the Plan and may rely upon any advice and any computation received from any such counsel, consultant, or agent. The Company shall pay all expenses and costs incurred by the Committee for the engagement of any such counsel, consultant, or agent.

(d)           Participants Outside the U.S. In order to conform with the provisions of local laws and regulations in foreign countries in which the Company may operate, the Committee shall have the sole discretion to: (i) modify the terms and conditions of the Options granted under the Plan to Eligible Individuals located outside the United States; (ii) establish subplans with such modifications as may be necessary or advisable under the circumstances presented by local laws and regulations; and (iii) take any action which it deems advisable to comply with or otherwise reflect any necessary governmental regulatory procedures, or to obtain any exemptions or approvals necessary with respect to the Plan or any subplan established hereunder.

(e)           Liability and Indemnification. No Covered Individual shall be liable for any action or determination made in good faith with respect to the Plan, any Option granted hereunder or any Option Agreement entered into hereunder. The Grantor shall, to the maximum extent permitted by applicable law and the LLC Agreement, indemnify and hold harmless each Covered Individual against any cost or expense (including reasonable attorney fees reasonably acceptable to the Grantor) or liability (including any amount paid in settlement of a claim with the approval of the Grantor), and amounts advanced to such Covered Individual necessary to pay the foregoing at the earliest time and to the fullest extent permitted, arising out of any act or omission to act in connection with the Plan, any Option granted hereunder or any Option Agreement entered into hereunder. Such indemnification shall be in addition to any rights of indemnification such individuals may have under applicable law or under LLC Agreement. Notwithstanding anything else herein, this indemnification will not apply to the actions or determinations made by a Covered Individual with regard to Options granted to such Covered Individual under the Plan, Option Agreements entered into by such Covered Individual or arising out of such Covered Individual’s own fraud or bad faith.

(f)           LLC Agreement Incorporated. Notwithstanding anything herein to the contrary, the Plan shall be subject to all of the terms, conditions and restrictions set forth in the LLC Agreement, including future amendments thereto, if any, pursuant to the terms thereof, which LLC Agreement is incorporated herein by reference as a part of this Agreement. No Interests shall be issued to any Participant unless such Participant becomes a party to the LLC Agreement.

5.           Interests Subject To Plan.

(a)           Interests Available for Options. The total number of Interests that may be issued pursuant to Options granted under the Plan shall be up to one percent (1%) of the Interests in the Grantor as set forth in Section 3.02 of the LLC Agreement.

(b)           Reduction of Interests Available for Options. Upon the granting of an Option, the number of Interests available under this Section for the granting of further Options shall be reduced by the number of Interests subject to the Option.

(c)           Cancelled, Forfeited, or Surrendered Options. Notwithstanding anything to the contrary in this Plan, if any Option is cancelled, forfeited or terminated for any reason prior to exercise or becoming vested in full, Interests that were subject to such Option shall, to the extent cancelled, forfeited or terminated, immediately become available for future Options granted under the Plan as if said Option had never been granted; provided, however, that any Interests subject to an Option which is cancelled, forfeited or terminated in order to pay the Exercise Price, purchase price or any taxes or tax withholdings on an Option shall not be available for future Options granted under the Plan.

(d)           Recapitalization. If the outstanding Interests are increased or decreased or changed into or exchanged for a different number or kind of interest or other securities of the Grantor by reason of any recapitalization, reclassification, reorganization, split, combination of Interests, exchange of Interests, distribution payable in Interests of the Grantor, conversion of the Grantor into a different form of entity or other increase or decrease in such Interests effected without receipt of consideration by the Grantor occurring after the Effective Date, an appropriate and proportionate adjustment shall be made by the Committee in its sole discretion to (i) the aggregate number and kind of interests available under the Plan; (ii) the calculation of the reduction of Interests available under the Plan; (iii) the number and kind of interests issuable upon exercise of outstanding Options granted under the Plan; and (iv) the Exercise Price of outstanding Options granted under the Plan.

6.           Grant of Options.

Subject to the terms and conditions of the Plan, the Committee may grant to such Eligible Individuals as the Grantor may determine, Options to purchase such number of Interests and on such terms and conditions as the Committee shall determine in its sole and absolute discretion. Each grant of an Option shall satisfy the requirements set forth in the Plan and Option Agreement.

7.           Exercise Price.

The Exercise Price of an Option shall be fixed by the Committee and stated in the respective Option Agreement, provided that the Exercise Price of Interest subject to such Option may not be less than Fair Market Value of such Interests on the Grant Date.

8.           Limitation on Option Period.

Subject to Sections 11 and 12, Options granted under the Plan and all rights to purchase Interests thereunder shall terminate no later than the 10th anniversary of the Grant Date of such Options, or on such earlier date as may be stated in the Option Agreement relating to such Option. In the case of Options expiring prior to the 10th anniversary of the Grant Date, the Committee may in its discretion, at any time prior to the expiration or termination of said Options, extend the term of any such Options for such additional period as it may determine, but in no event beyond the 10th anniversary of the Grant Date thereof.

9.           Vesting Schedule and Conditions.

No Options may be exercised prior to becoming vested. Unless otherwise provided by the Committee in the Option Agreement, the Options shall fully vest on the fifth anniversary of the Grant Date, if and only if the Participant is, and has been, continuously employed by or providing services to the Company as of the fifth anniversary of the Grant Date, as determined by the Committee in its sole discretion. No portion of the Option shall vest prior to the fifth anniversary of the Grant Date. Notwithstanding the foregoing (i) Options shall fully vest as of the time of a Change in Control if the Participant is, and has been, continuously employed by or providing services to the Company as of such time;

(i)           Options shall fully vest and be deemed outstanding as of the time of a Change in Control if the Participant is, and has been, continuously employed by or providing services to the Company as of the date that is within 90 days prior to a Change in Control and the Participant’s employment and any other service with the Company was terminated by the Company without Cause.

10.         Exercise.

(a)           Notice. Prior to exercise of the Option, the Participant shall deliver to Grantor a written notice, in the form acceptable to the Grantor, stating that the Participant is exercising the Option and specifying the number of Interests which are to be purchased pursuant to the Option. An attempt to exercise any Option granted hereunder other than as set forth in the Plan shall be invalid and of no force and effect.

(b)           Payment. Unless otherwise provided by the Committee, the Exercise Price as well as any tax that the Company may be required to transmit to any government entity/agency in connection with Option exercise (the amount to be paid with respect to such tax to be determined by the Committee in its sole discretion) must be paid to Company in before the applicable exercise date. Payment of the Exercise Price for the Interests pursuant to the exercise of an Option shall be made by one of the following methods:

(i)           by wire transfer, certified or cashier’s check, bank draft or money order;

(ii)         by any other method which the Committee, in its sole and absolute discretion and to the extent permitted by applicable law and the LLC Agreement, may permit.

(c)           Certificates and Certificate Legend. With respect to Interests purchased pursuant to Options issued under this Plan, each certificate representing Interests shall bear the following legends or any other legend consistent with the provisions of the Plan and the Option Agreement the Committee deems appropriate in its discretion:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FROM SENSUS HEALTHCARE, LLC, A DELAWARE LIMITED LIABILITY COMPANY (the “COMPANY”) WITHOUT BEING REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND ARE RESTRICTED SECURITIES AS THAT TERM IS DEFINED UNDER RULE 144, PROMULGATED UNDER THE SECURITIES ACT. THESE SECURITIES MAY NOT BE SOLD, PLEDGED, TRANSFERRED, DISTRIBUTED, OR OTHERWISE DISPOSED OF IN ANY MANNER (“TRANSFER”) UNLESS SUCH SECURITIES ARE REGISTERED UNDER THE SECURITIES ACT OR EXCEPT PURSUANT TO A VALID EXEMPTION FROM SUCH REGISTRATION REQUIREMENTS AS EVIDENCED BY AN OPINION OF COUNSEL, REASONABLY SATISFACTORY TO THE COMPANY, STATING THAT THE TRANSFER WILL NOT RESULT IN A VIOLATION OF THE SECURITIES ACT.

THE SALE OR OTHER TRANSFER OF INTERESTS REPRESENTED BY THIS CERTIFICATE, WHETHER VOLUNTARY, INVOLUNTARY, OR BY OPERATION OF LAW, ARE SUBJECT TO CERTAIN TERMS, CONDITIONS, AND RESTRICTIONS ON TRANSFER AS SET FORTH IN THE SENSUS HEALTHCARE, LLC 2013 OPTION PLAN (THE “PLAN”), IN AN AGREEMENT ENTERED INTO BY AND BETWEEN THE REGISTERED OWNER OF SUCH INTERESTS AND THE COMPANY, DATED (THE “OPTION AGREEMENT”) AND LIMITED LIABILITY COMPANY AGREEMENT OF SENSUS HEALTHCARE, LLC. A COPY OF THE PLAN AND THE OPTION AGREEMENT MAY BE OBTAINED FROM THE SECRETARY OF THE COMPANY.”

11.         Termination of Employment or Service.

Subject to Section 9 hereof or unless otherwise provided in an Option Agreement, in the event the Participant’s employment and other services for the Company are terminated (including due to termination with or without Cause, death or disability), all of the Participant’s outstanding Options (whether vested or unvested) shall be subject to the rules of this paragraph.

Upon termination of the Participant’s employment and other services for the Company, the Participant’s unvested Options shall expire. Upon any termination (including termination due to death or disability) other than termination by the Company without Cause: (i) all of the Participant’s Options (vested or unvested) shall expire; and (ii) any Option Interests acquired by the Participant through Option exercise that took place within thirty (30) days immediately preceding the date of such termination of employment and services, shall be forfeited to the Grantor and the Exercise Price paid by the Participant (other than the Exercise Price paid by virtue of the Grantor withholding Option Interests) shall be returned to the Participant.

Any Option held by a Participant at termination, may be exercised by the Participant, to the extent (i) exercisable at termination and (ii) not forfeited in connection with such termination, provided that the notice of such exercise is given to the Grantor no later than 30 days following termination, but in no event can an Option be exercised after the termination of the Option pursuant to Section 8 hereof. Unless otherwise determined by the Committee, temporary absence from employment or service because of illness, vacation, approved leaves of absence or military service shall not constitute a termination of employment or other service.

12.         Change in Control.

Unless otherwise provided in an Option Agreement, as of a Change in Control all the outstanding Options shall terminate and shall be deemed exercised through “cashless exercise”, whereby the Participant shall be entitled to the number of Interests equal to the number of Interests subject to the Option, reduced by the number of Interests the cumulative Fair Market Value of which equals to the cumulative Exercise Price of the Option. For purposes of the immediately preceding sentence, the Fair Market Value shall be determined as of the time immediately prior to a Change in Control.

13.         Change in Status of Parent or Subsidiary.

Unless otherwise provided in an Option Agreement, in the event that an entity or business unit which was previously a part of the Company is no longer a part of the Company, as determined by the Committee in its sole discretion, the Participant service’s with the Company shall be deemed terminated for purposes of the Plan. The Committee may, in its sole and absolute discretion, treat the service of a Participant employed by such entity or business unit as service with the Company.

14.         Company’s Right To Purchase Award Interests.

Unless otherwise provided in an Option Agreement, the Grantor shall have the right to repurchase the Option Interests issued with respect to any Participant following such Participant’s termination of employment and service with the Company, at a price for the Option Interests equal to the lesser of: (i) the Fair Market Value of such Option Interests, as determined on the day of such termination, or (ii) Exercise Price paid by the Participant (other than the Exercise Price paid by virtue of the Grantor withholding Option Interests) for such Option Interests, provided that the Grantor notifies the Participant of its intent to exercise such right within 90 days of termination. The right of the Grantor to repurchase the Option Interests pursuant to this Section 14 shall terminate upon the occurrence of a Change in Control.

15.         Requirements of Law.

(a)           Violations of Law. The Grantor shall not be required to sell or issue any Interests under any Option if the sale or issuance of such Interests would constitute a violation by the individual exercising the Option, the Participant or the Company of any provisions of any law, rule or regulation of any stock exchange or automated quotation system on which the Interests may be listed or traded or governmental authority, including without limitation, any provisions of the Sarbanes-Oxley Act, and any other federal or state securities laws or regulations. Any determination in this connection by the Committee shall be final, binding, and conclusive. The Company shall not be obligated to take any affirmative action in order to cause the exercise of an Option, the issuance of Interests pursuant thereto or the grant of an Option to comply with any law or regulation of any governmental authority.

(b)           Registration. At the time of any exercise or receipt of any Option, the Grantor may, if it shall determine it necessary or desirable for any reason, require the Participant (or Participant’s heirs, legatees or legal representative, as the case may be), as a condition to the exercise or grant thereof, to deliver to the Grantor a written representation of present intention to hold the Interests for their own account as an investment and not with a view to, or for sale in connection with, the distribution of such Interests, except in compliance with applicable federal and state securities laws with respect thereto. In the event such representation is required to be delivered, an appropriate legend may be placed upon each certificate delivered to the Participant (or Participant’s heirs, legatees or legal representative, as the case may be) upon the Participant’s exercise of part or all of the Option or receipt of an Option and a stop transfer order may be placed with the transfer agent. Each Option shall also be subject to the requirement that, if at any time the Grantor determines, in its discretion, that the listing, registration or qualification of the Interests subject to the Option upon any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of or in connection with, the issuance or purchase of the Interests thereunder, the Option may not be exercised in whole or in part and the restrictions on an Option may not be removed unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Grantor in its sole discretion. Each Participant shall be obligated to cooperate with the Grantor and any underwriters in connection with any public offering of the Grantor’s securities and any transactions relating thereto and shall execute and deliver any such agreements and documents (“Market Standoff Agreements”), including without limitation, a lock-up agreement, as may be reasonably requested by the Grantor or the underwriters relating to securities of the Grantor held by the Participant (including without limitation all Interests held by the Participant), in form and content specified by the Grantor. In the event that a Participant fails to enter into Market Standoff Agreements as provided herein, then the Participant shall automatically be deemed subject to such terms and restrictions with respect to such securities as may be specified by the Grantor. The Participant shall provide the Grantor with any certificates, representations and information that the Grantor requests and shall otherwise cooperate with the Grantor in obtaining any listing, registration, qualification, consent or approval that the Grantor deems necessary or appropriate.

(c)           Withholding. The Committee may make such provisions and take such steps as it may deem necessary or appropriate for the withholding of any taxes that the Company is required by any law or regulation of any governmental authority, whether federal, state or local, domestic or foreign, to withhold in connection with the grant or exercise of an Option, or the removal of restrictions on an Option including, but not limited to: (i) canceling of any number of Interests issuable in an amount sufficient to reimburse the Company for the amount it is required to so withhold; (ii) withholding the amount due from any such person’s wages or compensation due to such person; or (iii) requiring the Participant to pay the Company cash in the amount the Company is required to withhold with respect to such taxes.

(d)           Governing Law. The Plan shall be governed by, and construed and enforced in accordance with, the laws of the State of Florida.

16.         General Provisions.

(a)           Option Agreements. All Options granted pursuant to the Plan shall be evidenced by an Option Agreement. Each Option Agreement shall specify the terms and conditions of the Option granted and shall contain any additional provisions as the Committee shall deem appropriate, in its sole and absolute discretion (including, to the extent that the Committee deems appropriate, provisions relating to confidentiality, non-competition, non- solicitation and similar matters). The terms of each Option Agreement need not be identical for Eligible Individuals provided that all Option Agreements comply with the terms of the Plan.

(b)           Distributions. Participant shall not be entitled to receive, currently or on a deferred basis any distributions with respect to Interests covered by an Option.

(c)           Prospective Employees. Notwithstanding anything to the contrary, any Option granted to a Prospective Employee shall not become vested prior to the date the Prospective Employee commences performing services for the Company.

(d)           Issuance of Certificates; Member Rights. Company may deliver to the Participant a certificate evidencing the Participant’s ownership of Interests issued pursuant to the exercise of an Option as soon as administratively practicable after satisfaction of all conditions relating to the issuance of such Interests. A Participant shall not have any of the rights of a Member with respect to such Interests prior to satisfaction of all conditions relating to the issuance of such Interests, and, except as expressly provided in the Plan, no adjustment shall be made for distributions of any kind for which the record date is prior to the date on which all such conditions have been satisfied.

(e)           Transferability of Options. A Participant may not Transfer an Option. Options may be exercised during the Participant’s lifetime only by the Participant. No Option shall be liable for or subject to the debts, contracts, or liabilities of any Participant, nor shall any Option be subject to legal process or attachment for or against such person. Any purported Transfer of an Option in contravention of the provisions of the Plan shall have no force or effect and shall be null and void, and the purported transferee of such Option shall not acquire any rights with respect to such Option.

(f)           Buyout and Settlement Provisions. The Committee may at any time on behalf of Company offer to buy out any Options previously granted based on the fair market value of the Options at the time of the offer.

(g)           Use of Proceeds. The proceeds received by Company from the sale of Interests pursuant to Options granted under the Plan shall constitute general funds of Company.

(h)           Modification or Substitution of an Option. Subject to the terms and conditions of the Plan, the Committee may modify outstanding Options. Notwithstanding the following, unless explicitly provided for in the Plan, no modification of an Option shall materially adversely affect any rights or obligations of the Participant under the applicable Option Agreement without the Participant’s consent. The Committee in its sole and absolute discretion may rescind, modify, or waive any vesting requirements or other conditions applicable to an Option.

(i)           Amendment and Termination of Plan. The Board of Managers may, at any time and from time to time, amend, suspend or terminate the Plan as to any Interests as to which Options have not been granted, provided that such action by the Board of Managers shall comply with applicable federal or state law, the LLC Agreement or with the rules of any stock exchange or automated quotation system on which the Interests may be listed or traded. Except as explicitly permitted herein, no amendment, suspension or termination of the Plan shall, without the consent of the holder of an Option, materially alter or impair rights or obligations under any Option theretofore granted under the Plan. Options granted prior to the termination of the Plan may extend beyond the date the Plan is terminated and shall continue subject to the terms of the Plan as in effect on the date the Plan is terminated.

(j)           Section 409A of the Code. The Plan is intended not to provide for deferral of compensation for purposes of Section 409A of the Code. The provisions of the Plan shall be interpreted in a manner that promotes such intent expressed in the immediately preceding sentence and the Plan shall be operated accordingly. If any provision of the Plan or any term or condition of any Option would otherwise frustrate or conflict with this intent, the provision, term or condition will be interpreted and deemed amended so as to avoid this conflict.

In the event that following the application of the immediately preceding paragraph, any Option is subject to Section 409A of the Code, the provisions of Section 409A of the Code and the regulations issued thereunder are incorporated herein by reference to the extent necessary for any Option that is subject Section 409A of the Code to comply therewith. In such event, the provisions of the Plan shall be interpreted in a manner that satisfies the requirements of Section 409A of the Code and the related regulations, and the Plan shall be operated accordingly. If any provision of the Plan or any term or condition of any Option would otherwise frustrate or conflict with this intent, the provision, term or condition will be interpreted and deemed amended so as to avoid this conflict.

Notwithstanding any other provisions of the Plan, the Company does not guarantee to any Participant or any other person that any Option intended to be exempt from Section 409A of the Code shall be so exempt, nor that any Option intended to comply with Section 409A of the Code shall so comply, nor will the Company indemnify, defend or hold harmless any individual with respect to the tax consequences of any such failure.

(k)           Disclaimer of Rights. No provision in the Plan, any Option granted hereunder, or any Option Agreement entered into pursuant to the Plan shall be construed to confer upon any individual the right to remain in the employ of or other service with the Company or to interfere in any way with the right and authority of the Company either to increase or decrease the compensation of any individual, including any holder of an Option, at any time, or to terminate any employment or other relationship between any individual and the Company. The grant of an Option pursuant to the Plan shall not affect or limit in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge, consolidate, dissolve or liquidate, or to sell or transfer all or any part of its business or assets.

(l)           Unfunded Status of Plan. The Plan is intended to constitute an “unfunded” plan for incentive and deferred compensation. With respect to any payments as to which a Participant has a fixed and vested interest but which are not yet made to such Participant by the Company, nothing contained herein shall give any such Participant any rights that are greater than those of a general creditor of the Company.

(m)           Nonexclusivity of Plan. The adoption of the Plan shall not be construed as creating any limitations upon the right and authority of the Company to adopt such other incentive compensation arrangements (which arrangements may be applicable either generally to a class or classes of individuals or specifically to a particular individual or individuals) as the Company in its sole and absolute discretion determines desirable.

(n)           Other Benefits. Unless otherwise required by applicable law, no payment, award or distribution under the Plan shall be deemed compensation for purposes of any arrangement between the Company and Participant, including computing benefits under any retirement plan of the Company or any agreement or arrangement between a Participant and the Company.

(o)           Headings. The section headings in the Plan are for convenience only; they form no part of this Plan and shall not affect its interpretation.

(p)           Pronouns. The use of any gender in the Plan shall be deemed to include all genders, and the use of the singular shall be deemed to include the plural and vice versa, wherever it appears appropriate from the context.

(q)           Successors and Assigns. The Plan shall be binding on all successors of the Company and all permitted successors and assigns of a Participant.

(r)           Severability. If any provision of the Plan or any Option Agreement shall be determined to be illegal or unenforceable by any court of law in any jurisdiction, the remaining provisions hereof and thereof shall be severable and enforceable in accordance with their terms, and all provisions shall remain enforceable in any other jurisdiction.

(s)           Notices. Any communication or notice required or permitted to be given under the Plan shall be in writing, and mailed by registered or certified mail or delivered by hand, to the Grantor, to its principal place of business, attention: General Counsel, and if to the holder of an Option, to the address as appearing on the records of the Company.

(t)           No limitation on Company Transactions. The existence of the Plan and any awards granted hereunder shall not affect in any way the right or power of the Company, Grantor and their equity holders to make, engage in or authorize any adjustment, recapitalization, reorganization or other change in the Company’s or Grantor’s capital structure or its business, any merger or consolidation of the Company, Grantor or an affiliate, any issue of debt or securities, the dissolution or liquidation of the Company or its affiliates, any sale or transfer of all or part of its assets or business or any other act or proceeding.

APPENDIX A

DEFINITIONS

“Board of Managers” means the Board of Managers of the Grantor.

“Cause” means, solely with respect to the Plan, a termination of employment or other service with the Company due to a Participant’s dishonesty, fraud, theft of the Company property, willful misconduct, abandonment or gross neglect by Participant of Participant’s duties for the Company, death or disability; provided, however, that if the Participant and the Company have entered into an employment agreement or consulting agreement which defines the term Cause, the term Cause shall be defined in accordance with such agreement with respect to any Option granted to the Participant on or after the effective date of the respective employment or consulting agreement. The Committee shall determine in its sole and absolute discretion whether Cause exists for purposes of the Plan.

“Change in Control” means

(a)           any Person, (other than the Grantor, any trustee or other fiduciary holding securities under any employee benefit plan of the Grantor, any company owned, directly or indirectly, by members of the Grantor in substantially the same proportions as their ownership of membership interests in the Grantor), becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Grantor representing fifty percent (50%) or more of the value of the Grantor’s then outstanding securities (the “Majority Owner”); provided, however, that no Change in Control shall occur under this paragraph (a) unless a Person who was not a Majority Owner at some time after the Effective Date becomes a Majority Owner after the Effective Date;

(b)           a merger, consolidation, reorganization, or other business combination of the Grantor with any other entity, other than a merger or consolidation which would result in the securities of the Grantor outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than fifty percent (50%) by value of the securities of the Grantor or such surviving entity outstanding immediately after such merger or consolidation;

(c)           the consummation of the sale or disposition by the Grantor of all or substantially all of the Grantor’s assets other than (x) the sale or disposition of all or substantially all of the assets of the Grantor to a Person or Persons who beneficially own, directly or indirectly, at least fifty percent (50%) or more of the securities of the Grantor by value at the time of the sale or (y) pursuant to a spin-off type transaction, directly or indirectly, of such assets to the members of the Grantor; or

(d)           an IPO.

Change in Control shall refer solely to the first such Change in Control following the Effective Date.

“Code” means the Internal Revenue Code of 1986, as amended, and the regulations promulgated thereunder.

“Committee” shall mean Joseph C. Sardano, Stephen Cohen, Richard Golin, Kalman Fishman and Stephen Arnold. In the event any of the above-referenced individuals (i) is no longer performing services for the Company, and (ii) no longer holds any Interests, such individual shall immediately cease to be a part of the Committee. If no person remains on the Committee, the functions of the Committee will be exercised by the Board of Managers.

“Company” means the Grantor, the subsidiaries of the Grantor and all other entities whose financial statements are required to be consolidated with the financial statements of the Grantor pursuant to United States generally accepted accounting principles, and any other entity determined to be an affiliate of the Grantor as determined by the Grantor in its sole and absolute discretion.

“Covered Individual” means any current or former member of the Committee or of the Board of Managers or any individual designated pursuant to Section 4(c).

“Eligible Individual” means any employee, officer, director (employee or non-employee director), independent contractor or consultant of the Company and any Prospective Employee to whom Options are granted in connection with an offer of future engagement with the Company.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Exercise Price” means the purchase price per Interest subject to an Option.

“Fair Market Value” means, unless otherwise required by the Code, as of any date, the last sales price reported for the Interest on the day immediately prior to such date (i) as reported by the national securities exchange in the United States on which it is then traded; or (ii) if not traded on any such national securities exchange, as quoted on an automated quotation system sponsored by the National Association of Securities Dealers, Inc., or if the Interest shall not have been reported or quoted on such date, on the first day prior thereto on which the Interest was reported or quoted; provided, however, that Grantor may modify the definition of Fair Market Value to reflect any changes in the trading practices of any exchange or automated system sponsored by the National Association of Securities Dealers, Inc. on which the Interests is listed or traded. If the Interests are not readily traded on a national securities exchange or any system sponsored by the National Association of Securities Dealers, Inc., the Fair Market Value shall be determined in good faith by the Committee in its sole discretion. Notwithstanding anything in the foregoing paragraph, Fair Market Value shall be determined consistent with Section 409A of the Code.

“Grant Date” means the date on which the Grantor approves the grant of an Option or such later date as is specified by the Grantor and set forth in the applicable Option Agreement. Notwithstanding anything in the foregoing paragraph, Fair Market Value shall be determined consistent with Section 409A of the Code.

“Grantor” means Sensus Healthcare, LLC, a Delaware limited liability company and its successors.

“Interest(s)” means Interest(s) of the Grantor, as defined in the LLC Agreement and unless the context otherwise requires, any securities or other property into which the Interests may be converted or exchanged.

“IPO” means the completion by the Grantor an underwritten initial public offering of the Interests pursuant to an effective registration statement filed with the Securities and Exchange Commission (an “Initial Public Offering”).

“LLC Agreement” means Limited Liability Company Agreement of Sensus Healthcare, LLC, a Delaware Limited Liability Company, as it may be amended from time to time.

“Member” means Member as defined in the LLC Agreement.

“Option” means an option to purchase Interests granted pursuant to the Plan.

“Option Agreement” means a written agreement entered into by the Grantor and a Participant setting forth the terms and conditions of the grant of an Option to such Participant.

“Option Interests” shall mean Interests issued upon the exercise of an Option hereunder.

“Participant” means any Eligible Individual who holds an Option under the Plan and any of such individual’s successors or permitted assigns.

“Person” shall mean any person, corporation, partnership, joint venture, limited liability company or other entity or any group (as such term is defined for purposes of Section 13(d) of the Exchange Act), other than an entity that is part of the Company.

“Plan” means this Sensus Healthcare, LLC 2013 Option Plan.

“Prospective Employee” means any individual who has committed to become an employee or other service provider of the Company within sixty (60) days from the date an Option is granted to such individual.

“Transfer” means, as a noun, any direct or indirect, voluntary or involuntary, exchange, sale, bequeath, pledge, mortgage, hypothecation, encumbrance, distribution, transfer, gift, assignment or other disposition or attempted disposition of, and, as a verb, directly or indirectly, voluntarily or involuntarily, to exchange, sell, bequeath, pledge, mortgage, hypothecate, encumber, distribute, transfer, give, assign or in any other manner whatsoever dispose or attempt to dispose of.